Exhibit 10.2
AMENDMENT NO. 1 TO
AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
MORGANS GROUP LLC
     THIS AMENDMENT NO. 1 TO THE AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF MORGANS GROUP LLC (this “Amendment”), dated as of April 4, 2008, is entered into by Morgans Hotel Group Co., a Delaware corporation, as managing member (the “Managing Member”) of Morgans Group LLC (the “Company”).
     WHEREAS, the Company was formed by the filing of a certificate of formation with the Secretary of State of the State of Delaware on October 25, 2005 by an authorized person of the Company;
     WHEREAS, on October 25, 2005, Morgans Hotel Group LLC, a Delaware limited liability company, as the sole initial member of the Company, entered into the initial Limited Liability Company Agreement of the Company (the “Original Operating Agreement”);
     WHEREAS, the Original Operating Agreement was amended and restated as of February 17, 2006, by an Amended and Restated Limited Liability Company Agreement of Morgans Group LLC, entered into by and among the Managing Member and the Persons named as Non-Managing Members on the signature pages thereto (the “A&R LLC Agreement”); and
     WHEREAS, Section 14.1(b)(4) of the A&R LLC Agreement authorizes the Managing Member to amend the A&R LLC Agreement;
     WHEREAS, pursuant to the authority granted to the Managing Member under Section 14.1(b)(4) of the A&R LLC Agreement, the Managing Member desires to amend Section 11.5 of the A&R LLC Agreement to provide that Assignees of Membership Units shall have the Redemption Right afforded under Section 4.2(e) of the A&R LLC Agreement.
     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Managing Member hereby amends the A&R LLC Agreement, as follows:
     1. Amendment to Section 11.5. The second sentence of Section 11.5 of the A&R LLC Agreement is hereby amended to read in its entirety as follows:
  “An Assignee shall be entitled to all the rights of an assignee of a Non-Managing Membership Interest under the Act, including the right to receive distributions from the Company and the share of Net Income, Net Losses, gain, loss and Recapture Income attributable to the Company Units assigned to such transferee, and shall be entitled to exercise the Redemption Right on the same terms and conditions as a Non-Managing Member could exercise such right under Section 4.2(e), but shall not be deemed to be a holder of Membership Units for any other purpose under this Agreement, and shall not be entitled to vote such Membership Units in any matter presented to the Non-Managing Members for a vote (such Membership Units being deemed to have been voted on such matter in the same proportion as all Membership Units held by Non-Managing Members are voted).”

     2. Certain Capitalized Terms. All capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned in the A&R LLC Agreement.
     3. Severability. If any term or other provision of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms and provisions of this Amendment shall remain in full force and effect and shall in no way be effectively impaired or invalidated.
     4. Full Force and Effect. Except as expressly amended hereby, the A&R LLC Agreement shall remain in full force and effect.
[SIGNATURES APPEAR ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 as of the date first set forth above.

MORGANS HOTEL GROUP CO., as Managing Member of Morgans Group LLC
By:	/s/ RICHARD SZYMANSKI
	Name:	Richard Szymanski
	Title:	Chief Financial Officer and Secretary

CONSENT
     The undersigned, in its capacity as a Non-Managing Member of Morgans Group LLC, hereby consents to the foregoing Amendment No. 1 to the Amended and Restating Limited Liability Company Agreement of Morgans Group LLC.

RESIDUAL HOTEL INTEREST LLC, a Delaware limited liability company
By:	/s/ STEVEN B. KAUFF
	Name:	Steven B. Kauff
	Title:	Treasurer and Assistant Secretary